Exhibit (c)(21) Fairness Opinion Presentation to the Special Committee of the Board of Directors of OSLO Project ATLAS Strictly Private & Confidential March 13, 2019Exhibit (c)(21) Fairness Opinion Presentation to the Special Committee of the Board of Directors of OSLO Project ATLAS Strictly Private & Confidential March 13, 2019

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Table of Contents I. Transaction Overview II. OSLO Overview and Financial Analyses III. BERLIN Overview and Financial AnalysesTable of Contents I. Transaction Overview II. OSLO Overview and Financial Analyses III. BERLIN Overview and Financial Analyses

I. Transaction OverviewI. Transaction Overview

Transaction Overview (1) • BERLIN to acquire a 60.9% economic interest in the OSLO operating entities in merger transactions whereby BERLIN will acquire units as follows: (1) - All OSLO vested Class A (publicly-traded) units (44.4%, or 69.7 million Class A units ) (2) - All OSLO Class A unit equivalents held by Existing Institutional Investors through OSLO Holdings (7.2%, or (1)(3) 11.4 million Class A unit equivalents ) Transaction - A portion of vested OSLO Class A unit equivalents held by Founders / Management through OSLO Holdings Structure (1)(3)(4) (9.2%, or 14.5 million Class A unit equivalents ) - In addition, certain OSLO founders may contribute up to 3.0M Class A unit equivalents prior to Closing to charitable organizations, which units would be acquired in the Newco merger and would increase BERLIN’s (1) economic interest up to 62.8% and voting interest up to 14.4% • BERLIN will be entitled to a 13.5% voting interest in the OSLO operating entities (4) • Implied value of $49.00 per unit , payable in cash or BERLIN Class A shares at the unitholders’ election Merger Consideration (subject to proration to achieve aggregate cash / stock consideration mix of 50% / 50%) • 1.0770 Exchange Ratio • Approximately $4,681 million in aggregate transaction value - $3,413 million for OSLO vested Class A (publicly-traded) units Transaction (2) Value- $557 million for Existing Institutional Investors -held units in OSLO Holdings - $711 million for Founder / Management-held units in OSLO Holdings • OSLO Pro-Forma• BERLIN Pro-Forma (assumes 50% stock for each group) - BERLIN: 60.9%- OSLO vested Class A unitholders: 3.6% Pro-Forma (2) - OSLO Founders / Management: 39.1%- Existing Institutional Investors : 0.6% Economic Ownership- OSLO Founders / Management: 0.7% - Existing BERLIN Shareholders: 95.1% (1) Based on 156.9M total units outstanding as of 3/12/19, as provided by OSLO management; does not reflect the 2.7M of unvested units that OSLO intends to grant in March 2019 post-signing, which grant has been approved by BERLIN (2) As defined in the OSLO Limited Partnership Agreement; includes Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight (3) Contemporaneously with the merger to acquire OSLO vested Class A units, Existing Institutional Investors and Founders / Management will receive interests in a newly formed company (“Newco”) in exchange for the interests being acquired by BERLIN in this transaction and, as a result of a merger of Newco, the Existing Institutional Investors and Founders / Management will be entitled to receive for the OSLO Class A unit equivalents represented by their Newco interests the same merger consideration as the holders of publicly-traded OSLO Class A units (4) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 4 total consideration per unitTransaction Overview (1) • BERLIN to acquire a 60.9% economic interest in the OSLO operating entities in merger transactions whereby BERLIN will acquire units as follows: (1) - All OSLO vested Class A (publicly-traded) units (44.4%, or 69.7 million Class A units ) (2) - All OSLO Class A unit equivalents held by Existing Institutional Investors through OSLO Holdings (7.2%, or (1)(3) 11.4 million Class A unit equivalents ) Transaction - A portion of vested OSLO Class A unit equivalents held by Founders / Management through OSLO Holdings Structure (1)(3)(4) (9.2%, or 14.5 million Class A unit equivalents ) - In addition, certain OSLO founders may contribute up to 3.0M Class A unit equivalents prior to Closing to charitable organizations, which units would be acquired in the Newco merger and would increase BERLIN’s (1) economic interest up to 62.8% and voting interest up to 14.4% • BERLIN will be entitled to a 13.5% voting interest in the OSLO operating entities (4) • Implied value of $49.00 per unit , payable in cash or BERLIN Class A shares at the unitholders’ election Merger Consideration (subject to proration to achieve aggregate cash / stock consideration mix of 50% / 50%) • 1.0770 Exchange Ratio • Approximately $4,681 million in aggregate transaction value - $3,413 million for OSLO vested Class A (publicly-traded) units Transaction (2) Value- $557 million for Existing Institutional Investors -held units in OSLO Holdings - $711 million for Founder / Management-held units in OSLO Holdings • OSLO Pro-Forma• BERLIN Pro-Forma (assumes 50% stock for each group) - BERLIN: 60.9%- OSLO vested Class A unitholders: 3.6% Pro-Forma (2) - OSLO Founders / Management: 39.1%- Existing Institutional Investors : 0.6% Economic Ownership- OSLO Founders / Management: 0.7% - Existing BERLIN Shareholders: 95.1% (1) Based on 156.9M total units outstanding as of 3/12/19, as provided by OSLO management; does not reflect the 2.7M of unvested units that OSLO intends to grant in March 2019 post-signing, which grant has been approved by BERLIN (2) As defined in the OSLO Limited Partnership Agreement; includes Acorn, PennSERS, Twigleaf, Mellon, Duda MLND Trust, Meyer, Murdock, Knight (3) Contemporaneously with the merger to acquire OSLO vested Class A units, Existing Institutional Investors and Founders / Management will receive interests in a newly formed company (“Newco”) in exchange for the interests being acquired by BERLIN in this transaction and, as a result of a merger of Newco, the Existing Institutional Investors and Founders / Management will be entitled to receive for the OSLO Class A unit equivalents represented by their Newco interests the same merger consideration as the holders of publicly-traded OSLO Class A units (4) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 4 total consideration per unit

Transaction Overview (cont'd) • Immediately prior to Closing, all outstanding and unvested OSLO Class A units (the “Restricted Units”) will Restricted be exchanged for limited partnership interests in OSLO Holdings having the same terms and conditions Units (including vesting) that applied to the Restricted Units. Holders of vested Restricted Units will be eligible to obtain liquidity from BERLIN through the Liquidity Mechanism • No lock-up on BERLIN Class A shares received by current OSLO vested Class A unitholders Lock-Up • 50% of BERLIN Class A shares received by the Founders / Management in the transaction will be subject to Period a 90-day lock-up post-closing • OSLO will be permitted to declare and pay a dividend of up to $1.05 per OSLO Class A unit in respect of Q1 2019 (payable in Q2 2019) • No dividend will be paid in respect of Q2 2019 Dividends • If Closing has not occurred on or before 9/30/19, OSLO will be entitled to resume quarterly dividends including a quarterly dividend in respect of Q3 2019 and subsequent quarters in an amount not to exceed $0.67 per OSLO Class A unit, provided that dividends will be capped if the aggregate amount distributed exceeds 85% of all distributable earnings (1) • Each year starting January 2022, the Senior Service Partners Group and Non-Senior Service Partners (2) Group may put up to 20% and 12.5%, respectively, of their OSLO Holdings units (a) retained at Closing or (b) issuable after Closing pursuant to agreements in place at signing (the “Merger Closing Units Amount”) – The maximum percentage of Merger Closing Units Amount that BERLIN can be required to purchase is as follows: § 20% at the period starting January 2022 § 25% at the period starting January 2023 Liquidity § 30% at the period starting January 2024 Mechanism § 35% at the period starting January 2025 and thereafter – Consideration for such unit sales will be payable at the Current Equity Value in a combination of cash, BERLIN Class A shares (subject to an effective registration statement), and three-year notes bearing an interest rate equal to the yield of the U.S. 5-Year Treasury Note plus 300 bps § No more than 50% of such payments may be satisfied with notes in respect of the first $500M of liquidity per year, and all payments thereafter may be satisfied in notes at BERLIN’s sole discretion (1) Comprised of seven individuals: HM, BK, JW, JF, SS, RM, and LK (2) Comprised of OSLO Holdings limited partners other than the Senior Service Partners 5Transaction Overview (cont'd) • Immediately prior to Closing, all outstanding and unvested OSLO Class A units (the “Restricted Units”) will Restricted be exchanged for limited partnership interests in OSLO Holdings having the same terms and conditions Units (including vesting) that applied to the Restricted Units. Holders of vested Restricted Units will be eligible to obtain liquidity from BERLIN through the Liquidity Mechanism • No lock-up on BERLIN Class A shares received by current OSLO vested Class A unitholders Lock-Up • 50% of BERLIN Class A shares received by the Founders / Management in the transaction will be subject to Period a 90-day lock-up post-closing • OSLO will be permitted to declare and pay a dividend of up to $1.05 per OSLO Class A unit in respect of Q1 2019 (payable in Q2 2019) • No dividend will be paid in respect of Q2 2019 Dividends • If Closing has not occurred on or before 9/30/19, OSLO will be entitled to resume quarterly dividends including a quarterly dividend in respect of Q3 2019 and subsequent quarters in an amount not to exceed $0.67 per OSLO Class A unit, provided that dividends will be capped if the aggregate amount distributed exceeds 85% of all distributable earnings (1) • Each year starting January 2022, the Senior Service Partners Group and Non-Senior Service Partners (2) Group may put up to 20% and 12.5%, respectively, of their OSLO Holdings units (a) retained at Closing or (b) issuable after Closing pursuant to agreements in place at signing (the “Merger Closing Units Amount”) – The maximum percentage of Merger Closing Units Amount that BERLIN can be required to purchase is as follows: § 20% at the period starting January 2022 § 25% at the period starting January 2023 Liquidity § 30% at the period starting January 2024 Mechanism § 35% at the period starting January 2025 and thereafter – Consideration for such unit sales will be payable at the Current Equity Value in a combination of cash, BERLIN Class A shares (subject to an effective registration statement), and three-year notes bearing an interest rate equal to the yield of the U.S. 5-Year Treasury Note plus 300 bps § No more than 50% of such payments may be satisfied with notes in respect of the first $500M of liquidity per year, and all payments thereafter may be satisfied in notes at BERLIN’s sole discretion (1) Comprised of seven individuals: HM, BK, JW, JF, SS, RM, and LK (2) Comprised of OSLO Holdings limited partners other than the Senior Service Partners 5

Transaction Overview (cont'd) • The Current Equity Value per unit will be calculated as (A*D + B*E + C)/F, where: (2) – “A” is the average of Base Fee Earnings over the three fiscal years preceding the applicable period ; Base Fee (3) Earnings will equal management fees, less compensation and benefits, equity based compensation , and general and administrative expenses (excluding depreciation and amortization, other income (expense), and interest) – “B” is the average of incentives created, net over the three fiscal years preceding the applicable period – “C” is equal to (a) the sum of i) net asset value of OSLO’s investments (excluding the carrying value of DUBLIN), ii) cash and cash equivalents, iii) U.S. Treasury and other securities, and iv) 75% of accrued net carry, Current Equity less (b) debt obligations and preferred equity (1) Value – “D” is 13.5x – “E” is 6.75x – “F” is the total number of common units outstanding as of 12/31 of the preceding calendar year (4) • The Current Equity Value will be reduced by Quarterly Distribution(s) already paid in respect of such (3) units and increased by a Ticking Fee based on the yield of the U.S. 5-year Treasury Note plus 300 bps th • After the 8 anniversary of Closing, BERLIN has the right to terminate this liquidity mechanism upon 36 months’ notice • The existing TRA will remain in place and be paid out pursuant to the TRA Agreement in accordance with the existing amortization schedule and with reference to the taxable income of OSLO Holdings Tax Receivable st nd rd • $66 million per year will be paid by BERLIN on the 1 , 2 , and 3 anniversary of Closing to TRA Agreement beneficiaries in satisfaction of TRA amounts created from future sales / exchanges of OSLO Holdings units (including TRA created from the transaction) • Following Closing, BERLIN will establish and fund a bonus pool (the “BERLIN Bonus Fund”) in a cumulative aggregate amount equal to $150 million. The bonuses will be funded by BERLIN in equal annual BERLIN installments over a period of no less than three years following Closing, and will be allocated to current Bonus Fund employees in OSLO’s sole discretion. Payments from the bonus pool will not impact the Liquidity Mechanism valuation (1) See the Exchange Agreement for complete list of terms and conditions (2) Except during the first period starting on January 1, 2022, when “A” shall be calculated as the average of Base Fee Earnings over the last two fiscal years (3) Equals the number of units issued to compensate employees in the year they are issued multiplied by the value of those units; the value of such units will (i) in respect of issuances during 2020 and 2021, be $49.00 and (ii) in all subsequent periods, be determined with reference to the Current Equity Value as determined under the Liquidity Mechanism (4) As defined in the Exchange Agreement 6Transaction Overview (cont'd) • The Current Equity Value per unit will be calculated as (A*D + B*E + C)/F, where: (2) – “A” is the average of Base Fee Earnings over the three fiscal years preceding the applicable period ; Base Fee (3) Earnings will equal management fees, less compensation and benefits, equity based compensation , and general and administrative expenses (excluding depreciation and amortization, other income (expense), and interest) – “B” is the average of incentives created, net over the three fiscal years preceding the applicable period – “C” is equal to (a) the sum of i) net asset value of OSLO’s investments (excluding the carrying value of DUBLIN), ii) cash and cash equivalents, iii) U.S. Treasury and other securities, and iv) 75% of accrued net carry, Current Equity less (b) debt obligations and preferred equity (1) Value – “D” is 13.5x – “E” is 6.75x – “F” is the total number of common units outstanding as of 12/31 of the preceding calendar year (4) • The Current Equity Value will be reduced by Quarterly Distribution(s) already paid in respect of such (3) units and increased by a Ticking Fee based on the yield of the U.S. 5-year Treasury Note plus 300 bps th • After the 8 anniversary of Closing, BERLIN has the right to terminate this liquidity mechanism upon 36 months’ notice • The existing TRA will remain in place and be paid out pursuant to the TRA Agreement in accordance with the existing amortization schedule and with reference to the taxable income of OSLO Holdings Tax Receivable st nd rd • $66 million per year will be paid by BERLIN on the 1 , 2 , and 3 anniversary of Closing to TRA Agreement beneficiaries in satisfaction of TRA amounts created from future sales / exchanges of OSLO Holdings units (including TRA created from the transaction) • Following Closing, BERLIN will establish and fund a bonus pool (the “BERLIN Bonus Fund”) in a cumulative aggregate amount equal to $150 million. The bonuses will be funded by BERLIN in equal annual BERLIN installments over a period of no less than three years following Closing, and will be allocated to current Bonus Fund employees in OSLO’s sole discretion. Payments from the bonus pool will not impact the Liquidity Mechanism valuation (1) See the Exchange Agreement for complete list of terms and conditions (2) Except during the first period starting on January 1, 2022, when “A” shall be calculated as the average of Base Fee Earnings over the last two fiscal years (3) Equals the number of units issued to compensate employees in the year they are issued multiplied by the value of those units; the value of such units will (i) in respect of issuances during 2020 and 2021, be $49.00 and (ii) in all subsequent periods, be determined with reference to the Current Equity Value as determined under the Liquidity Mechanism (4) As defined in the Exchange Agreement 6

Transaction Overview (cont'd) (2) (2) • Closing Revenue Run-Rate must be at least 82.5% of Base Date Revenue Run-Rate Client Consent (1) Conditions to Closing • Under certain circumstances, OSLO will pay BERLIN a Termination Fee of $225 million if the Agreement (3) Termination Fee and Plan of Merger is terminated • 12 month anniversary of signing Termination Date • Q3 2019 or Q4 2019 Anticipated Closing (1) See the Agreement and Plan of Merger for complete list and description of conditions to Closing (2) As defined in the Agreement and Plan of Merger (3) See the Agreement and Plan of Merger for complete list and description of circumstances in which a Termination Fee is payable 7Transaction Overview (cont'd) (2) (2) • Closing Revenue Run-Rate must be at least 82.5% of Base Date Revenue Run-Rate Client Consent (1) Conditions to Closing • Under certain circumstances, OSLO will pay BERLIN a Termination Fee of $225 million if the Agreement (3) Termination Fee and Plan of Merger is terminated • 12 month anniversary of signing Termination Date • Q3 2019 or Q4 2019 Anticipated Closing (1) See the Agreement and Plan of Merger for complete list and description of conditions to Closing (2) As defined in the Agreement and Plan of Merger (3) See the Agreement and Plan of Merger for complete list and description of circumstances in which a Termination Fee is payable 7

Transaction Multiples ($Millions, except per unit data) (1) $ 49.00 Transaction Price Per Class A Unit (2) Transaction Value (100% Basis) $ 7,687 (3) Total Enterprise Value $ 7,845 OSLO Transaction Pricing Multiples Data Price / 2018 Distributable Earnings per Class A Unit $ 3.61 13.6x (4) Price / 2019 Consensus Distributable Earnings per Class A Unit $ 3.40 14.4x (5) Price / 2019 Projected Distributable Earnings per Class A Unit $ 4.06 12.1x (4) Price / 2020 Consensus Distributable Earnings per Class A Unit $ 3.82 12.8x (5) Price / 2020 Projected Distributable Earnings per Class A Unit $ 3.20 15.3x (6) Total Enterprise Value / 2018 EBITDA $ 608 12.9x (7) Total Enterprise Value / 2018 Revenues $ 1,436 5.5x Total Enterprise Value / AUM (as of 12/31/18) $ 119,560 6.6% Implied Premium to OSLO Unit Price (as of 3/12/19) $ 43.83 11.8% Source: FactSet, public filings, OSLO analyst research reports, OSLO March 2019 5-Year Plan, as provided by OSLO management (1) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 total consideration per unit (2) Based on 156.9M total units outstanding as of 3/12/19, as provided by OSLO management; does not reflect the 2.7M of unvested units that OSLO intends to grant in March 2019 post-signing, which grant has been approved by BERLIN (3) Based on debt obligations of $750M (principal amount), preferred equity of $415M (par amount), cash & cash equivalents of $461M, and U.S. Treasury and other securities of $547M (as of 12/31/18) (4) Wall Street median consensus analyst estimates (5) Reflects OSLO’s March 2019 5-Year Plan, as provided by OSLO management (6) 2018 EBITDA of $608M is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M (7) 2018 revenues reflect distributable earnings revenues of $1,436M, as reported by OSLO 8Transaction Multiples ($Millions, except per unit data) (1) $ 49.00 Transaction Price Per Class A Unit (2) Transaction Value (100% Basis) $ 7,687 (3) Total Enterprise Value $ 7,845 OSLO Transaction Pricing Multiples Data Price / 2018 Distributable Earnings per Class A Unit $ 3.61 13.6x (4) Price / 2019 Consensus Distributable Earnings per Class A Unit $ 3.40 14.4x (5) Price / 2019 Projected Distributable Earnings per Class A Unit $ 4.06 12.1x (4) Price / 2020 Consensus Distributable Earnings per Class A Unit $ 3.82 12.8x (5) Price / 2020 Projected Distributable Earnings per Class A Unit $ 3.20 15.3x (6) Total Enterprise Value / 2018 EBITDA $ 608 12.9x (7) Total Enterprise Value / 2018 Revenues $ 1,436 5.5x Total Enterprise Value / AUM (as of 12/31/18) $ 119,560 6.6% Implied Premium to OSLO Unit Price (as of 3/12/19) $ 43.83 11.8% Source: FactSet, public filings, OSLO analyst research reports, OSLO March 2019 5-Year Plan, as provided by OSLO management (1) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 total consideration per unit (2) Based on 156.9M total units outstanding as of 3/12/19, as provided by OSLO management; does not reflect the 2.7M of unvested units that OSLO intends to grant in March 2019 post-signing, which grant has been approved by BERLIN (3) Based on debt obligations of $750M (principal amount), preferred equity of $415M (par amount), cash & cash equivalents of $461M, and U.S. Treasury and other securities of $547M (as of 12/31/18) (4) Wall Street median consensus analyst estimates (5) Reflects OSLO’s March 2019 5-Year Plan, as provided by OSLO management (6) 2018 EBITDA of $608M is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M (7) 2018 revenues reflect distributable earnings revenues of $1,436M, as reported by OSLO 8

II. OSLO Overview and Financial AnalysesII. OSLO Overview and Financial Analyses

OSLO Historical Financial Profile ($Millions, except per unit data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 103,565 $ 114,332 $ 120,801 $ 123,930 $ 119,560 Income Statement (GAAP) Total revenues $ 194 $ 202 $ 1,126 $ 1,470 $ 1,386 Total expenses (947) (941) (789) (1,025) (1,001) Total other income (loss) 2,948 (776) 272 461 104 Income (loss) before income taxes $ 2,194 $ (1,515) $ 609 $ 905 $ 489 Income taxes (19) (18) (43) (215) (25) Net income (loss) $ 2,176 $ (1,533) $ 566 $ 689 $ 465 Net income (loss) attributable to non-controlling interests in consolidated funds (1,650) 1,810 (23) (33) 42 Net income attributable to non-controlling interests in consolidated subsidiaries (399) (205) (348) (425) (283) Net income attributable to OSLO $ 126 $ 71 $ 195 $ 231 $ 223 Net income attributable to preferred unitholders - - - - (12) Net income attributable to OSLO Class A unitholders $ 126 $ 71 $ 195 $ 231 $ 211 Summary Non-GAAP Metrics Distributable earnings revenues $ 1,385 $ 1,170 $ 1,273 $ 1,678 $ 1,436 Distributable earnings 606 447 529 720 613 Distributable earnings per Class A unit $ 3.42 $ 2.41 $ 2.88 $ 4.18 $ 3.61 (1) Fee related earnings $ 286 $ 266 $ 317 $ 291 $ 228 Summary Balance Sheet Metrics (OSLO & Operating Subsidiaries) Cash and cash equivalents $ 405 $ 476 $ 291 $ 482 $ 461 U.S. Treasury and other securities 656 661 758 177 547 Corporate investments 1,515 1,434 1,481 1,692 1,771 Debt obligations 846 846 746 746 746 Preferred units - - - - 401 Accrued incentives, net 1,000 812 947 921 812 Source: OSLO filings (1) Fee related earnings (FRE), as reported by OSLO, is comprised of management fees less operating expenses other than incentive income compensation expense and equity based compensation expense; FRE is presented before income taxes 10OSLO Historical Financial Profile ($Millions, except per unit data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 103,565 $ 114,332 $ 120,801 $ 123,930 $ 119,560 Income Statement (GAAP) Total revenues $ 194 $ 202 $ 1,126 $ 1,470 $ 1,386 Total expenses (947) (941) (789) (1,025) (1,001) Total other income (loss) 2,948 (776) 272 461 104 Income (loss) before income taxes $ 2,194 $ (1,515) $ 609 $ 905 $ 489 Income taxes (19) (18) (43) (215) (25) Net income (loss) $ 2,176 $ (1,533) $ 566 $ 689 $ 465 Net income (loss) attributable to non-controlling interests in consolidated funds (1,650) 1,810 (23) (33) 42 Net income attributable to non-controlling interests in consolidated subsidiaries (399) (205) (348) (425) (283) Net income attributable to OSLO $ 126 $ 71 $ 195 $ 231 $ 223 Net income attributable to preferred unitholders - - - - (12) Net income attributable to OSLO Class A unitholders $ 126 $ 71 $ 195 $ 231 $ 211 Summary Non-GAAP Metrics Distributable earnings revenues $ 1,385 $ 1,170 $ 1,273 $ 1,678 $ 1,436 Distributable earnings 606 447 529 720 613 Distributable earnings per Class A unit $ 3.42 $ 2.41 $ 2.88 $ 4.18 $ 3.61 (1) Fee related earnings $ 286 $ 266 $ 317 $ 291 $ 228 Summary Balance Sheet Metrics (OSLO & Operating Subsidiaries) Cash and cash equivalents $ 405 $ 476 $ 291 $ 482 $ 461 U.S. Treasury and other securities 656 661 758 177 547 Corporate investments 1,515 1,434 1,481 1,692 1,771 Debt obligations 846 846 746 746 746 Preferred units - - - - 401 Accrued incentives, net 1,000 812 947 921 812 Source: OSLO filings (1) Fee related earnings (FRE), as reported by OSLO, is comprised of management fees less operating expenses other than incentive income compensation expense and equity based compensation expense; FRE is presented before income taxes 10

OSLO Unit Price Performance Three-Year Adjusted Unit Price $60.00 2,000 OSLO Volume OSLO Price Statistics Average Price: $ 38.98 1,800 Volume Weighted Average Price: $ 38.56 $55.00 1,600 Avg. Daily Trading Volume ($): $ 10,030,734 $43.83 Avg. Daily Trading Volume (Units): 260,105 1,400 9.7% $50.00 1,200 $45.00 1,000 800 $40.00 600 400 $35.00 200 $30.00 - Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Three-Year Adjusted Unit Price Performance 140.0% OSLO U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 120.0% 100.0% 80.0% 65.5% 60.0% 59.6% 40.0% 46.4% 20.0% 9.7% 0.0% (20.0%) Source: FactSet Notes: Market data as of 3/12/19; U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff; unit prices are presented on a dividend-adjusted basis 11 Adjusted Unit Price Volume (Thousands)OSLO Unit Price Performance Three-Year Adjusted Unit Price $60.00 2,000 OSLO Volume OSLO Price Statistics Average Price: $ 38.98 1,800 Volume Weighted Average Price: $ 38.56 $55.00 1,600 Avg. Daily Trading Volume ($): $ 10,030,734 $43.83 Avg. Daily Trading Volume (Units): 260,105 1,400 9.7% $50.00 1,200 $45.00 1,000 800 $40.00 600 400 $35.00 200 $30.00 - Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Three-Year Adjusted Unit Price Performance 140.0% OSLO U.S. Alternative Asset Managers Dow Jones U.S. Financial Services Index S&P 500 120.0% 100.0% 80.0% 65.5% 60.0% 59.6% 40.0% 46.4% 20.0% 9.7% 0.0% (20.0%) Source: FactSet Notes: Market data as of 3/12/19; U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff; unit prices are presented on a dividend-adjusted basis 11 Adjusted Unit Price Volume (Thousands)

Summary of Financial Analyses Financial Analyses Summary – Implied Equity Value Per Unit Implied Median $70.00 Implied Mean $63.92 $60.74 $49.00 $60.00 $58.12 Merger $57.21 $56.73 (4) Consideration $54.79 $52.16 $51.71 $51.00 $50.00 $48.15 $48.18 $45.76 $47.85 $44.11 $47.55 $44.66 $43.30 $43.00 $40.00 $40.17 $37.58 $43.83 (3/12/19 $34.06 $32.84 closing $30.00 $30.59 price) $26.17 $20.00 $21.10 $19.11 $10.00 $- Public Comparable Companies Sum of the Precedent Transactions Premiums Paid Analysis Premiums Paid Analysis DCF Analysis (1) (1) Research Parts Analysis (Transaction Values of $2B - $5B) (Acquisition of Minority Stakes) Analysis Analysis '19 FRE Multiple: Exit Multiple: % Achievement of PF DE Class A 1 Day 1 Month 1 Day 1 Month 14x-18x 10x-14x Forecast: 80%-120% Prior Prior Prior Prior Analyst Price P / 2019E P / 2020E TEV / LTM TEV / LTM Targets DE Per Share DE Per Share EBITDA Revenue Discount Rate: Exit Multiple: '19 Incentive Discount Rate: 25th to 75th Percentile (2) (3) Multiple: 6x-8x 10%-14% 10%-14% 10x-14x Note: For Public Research, refer to page 13 for details; for Comparable Companies Analysis, refer to page 14 for companies included; for Sum of the Parts Analysis, refer to page 15 for details; for DCF Analysis, refer to pages 16 and 17 for details; for Precedent Transactions Analysis, refer to page 18 for transactions included; for Premiums Paid Analyses, refer to pages 19 and 20 for details (1) Reflects high to low ranges of comparable companies and precedent transactions (2) Reflects terminal multiple of 12.0x (3) Reflects discount rate of 11.6% (4) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 total consideration per unit 12 Implied Equity Value Per UnitSummary of Financial Analyses Financial Analyses Summary – Implied Equity Value Per Unit Implied Median $70.00 Implied Mean $63.92 $60.74 $49.00 $60.00 $58.12 Merger $57.21 $56.73 (4) Consideration $54.79 $52.16 $51.71 $51.00 $50.00 $48.15 $48.18 $45.76 $47.85 $44.11 $47.55 $44.66 $43.30 $43.00 $40.00 $40.17 $37.58 $43.83 (3/12/19 $34.06 $32.84 closing $30.00 $30.59 price) $26.17 $20.00 $21.10 $19.11 $10.00 $- Public Comparable Companies Sum of the Precedent Transactions Premiums Paid Analysis Premiums Paid Analysis DCF Analysis (1) (1) Research Parts Analysis (Transaction Values of $2B - $5B) (Acquisition of Minority Stakes) Analysis Analysis '19 FRE Multiple: Exit Multiple: % Achievement of PF DE Class A 1 Day 1 Month 1 Day 1 Month 14x-18x 10x-14x Forecast: 80%-120% Prior Prior Prior Prior Analyst Price P / 2019E P / 2020E TEV / LTM TEV / LTM Targets DE Per Share DE Per Share EBITDA Revenue Discount Rate: Exit Multiple: '19 Incentive Discount Rate: 25th to 75th Percentile (2) (3) Multiple: 6x-8x 10%-14% 10%-14% 10x-14x Note: For Public Research, refer to page 13 for details; for Comparable Companies Analysis, refer to page 14 for companies included; for Sum of the Parts Analysis, refer to page 15 for details; for DCF Analysis, refer to pages 16 and 17 for details; for Precedent Transactions Analysis, refer to page 18 for transactions included; for Premiums Paid Analyses, refer to pages 19 and 20 for details (1) Reflects high to low ranges of comparable companies and precedent transactions (2) Reflects terminal multiple of 12.0x (3) Reflects discount rate of 11.6% (4) Based on the exchange ratio of 1.0770 and the 3/12/19 closing NYSE BERLIN share price of $45.99 and 50% / 50% aggregate cash / stock consideration mix, implies $49.27 total consideration per unit 12 Implied Equity Value Per Unit

OSLO Analyst Estimates Summary of Price Targets, Ratings, and Estimates ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1,405 1 ,533 2.46 2.93 3 .31 3 .80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4 .07 3.73 4.01 Jefferies 2/8/19 Hold 4 3.00 1 ,481 1 ,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1,618 1,685 3.31 3.56 3.26 3.43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1 ,557 1 ,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3.47 3.66 3 .89 Wells Fargo 2/5/19 Hold 4 4.00 1 ,512 1,672 2.95 3.65 3.27 4.06 High $ 51.00 $ 1,648 $ 1,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1 ,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 44.90 $ 1 ,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1,557 $ 1,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 100% $50.00 80% $48.00 60% $46.00 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 40% $44.00 20% $42.00 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 0% $40.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 13OSLO Analyst Estimates Summary of Price Targets, Ratings, and Estimates ($Millions, except per unit data) As of Current Current Adjusted Revenue ANI / Unit DE / Unit Dividend Date Rating Price Target 2019E 2020E 2019E 2020E 2019E 2020E Autonomous 2/5/19 Hold $ 4 4.00 n/a n/a n/a n/a n/a n/a Bank of America Merrill Lynch 2/5/19 Hold 44.00 1,573 1,680 3.51 3.94 3.47 4.18 Credit Suisse 2/5/19 Hold 43.00 1,405 1 ,533 2.46 2.93 3 .31 3 .80 Deutsche Bank 2/14/19 Hold 43.00 1,352 1,059 2.71 1.87 3.26 2.30 Goldman Sachs 2/6/19 Hold 43.00 1,642 1,655 3.81 4 .07 3.73 4.01 Jefferies 2/8/19 Hold 4 3.00 1 ,481 1 ,535 n/a n/a 3.60 3.84 JP Morgan 2/6/19 Hold 51.00 1,618 1,685 3.31 3.56 3.26 3.43 Keefe, Bruyette & Woods 2/5/19 Hold 45.00 1 ,557 1 ,681 2.99 3.40 3.40 3.81 Morgan Stanley 2/11/19 Buy 4 9.00 1,648 1,637 3.37 3.21 3.41 3.38 Oppenheimer 2/5/19 Hold n/a n/a n/a 3 .22 3.47 3.66 3 .89 Wells Fargo 2/5/19 Hold 4 4.00 1 ,512 1,672 2.95 3.65 3.27 4.06 High $ 51.00 $ 1,648 $ 1,685 $ 3.81 $ 4.07 $ 3.73 $ 4.18 Low $ 43.00 $ 1 ,352 $ 1 ,059 $ 2.46 $ 1.87 $ 3.26 $ 2.30 Mean $ 44.90 $ 1 ,532 $ 1,571 $ 3.15 $ 3.35 $ 3.44 $ 3.67 Median $ 4 4.00 $ 1,557 $ 1,655 $ 3.22 $ 3.47 $ 3.40 $ 3.82 100% $50.00 80% $48.00 60% $46.00 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 91% 40% $44.00 20% $42.00 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 9% 0% $40.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 13

(1) OSLO Comparable Companies Analysis ($Millions, except per unit/share data) Fully Total Enterprise Value / Price / Enterprise Diluted Enterprise Revenue DE Per Share Value / Company Name Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. $ 40,195 $ 4 1,458 $ 4 72,242 5.9x 5.3x 12.5x 10.2x 8.8% Carlyle Group L.P. 6 ,112 7 ,033 216,470 2.9x 2.4x 9.0x 6.8x 3.2% KKR & Co. Inc. 19,289 1 9,680 1 94,720 5.4x 4.8x 13.0x 12.0x 10.1% High $ 40,195 $ 41,458 $ 4 72,242 5.9x 5.3x 13.0x 12.0x 10.1% Low $ 6,112 $ 7,033 $ 194,720 2.9x 2.4x 9.0x 6.8x 3.2% Mean $ 21,865 $ 22,724 $ 2 94,477 4.8x 4.2x 11.5x 9.7x 7.4% OSLO $ 6 ,876 $ 7 ,034 $ 1 19,560 4.5x 4.2x 12.9x 11.5x 5.9% Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/12/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates (1) Comparable companies universe includes publicly-traded U.S. alternative asset managers that use Distributable Earnings as a primary reporting basis 14(1) OSLO Comparable Companies Analysis ($Millions, except per unit/share data) Fully Total Enterprise Value / Price / Enterprise Diluted Enterprise Revenue DE Per Share Value / Company Name Market Cap Value AUM 2019E 2020E 2019E 2020E AUM Blackstone Group L.P. $ 40,195 $ 4 1,458 $ 4 72,242 5.9x 5.3x 12.5x 10.2x 8.8% Carlyle Group L.P. 6 ,112 7 ,033 216,470 2.9x 2.4x 9.0x 6.8x 3.2% KKR & Co. Inc. 19,289 1 9,680 1 94,720 5.4x 4.8x 13.0x 12.0x 10.1% High $ 40,195 $ 41,458 $ 4 72,242 5.9x 5.3x 13.0x 12.0x 10.1% Low $ 6,112 $ 7,033 $ 194,720 2.9x 2.4x 9.0x 6.8x 3.2% Mean $ 21,865 $ 22,724 $ 2 94,477 4.8x 4.2x 11.5x 9.7x 7.4% OSLO $ 6 ,876 $ 7 ,034 $ 1 19,560 4.5x 4.2x 12.9x 11.5x 5.9% Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/12/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Enterprise Value is equal to Fully Diluted Market Cap, less cash & equivalents (including marketable securities), plus total debt, plus preferreds; estimates are based on analyst median consensus calendar year estimates (1) Comparable companies universe includes publicly-traded U.S. alternative asset managers that use Distributable Earnings as a primary reporting basis 14

OSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions, except per unit data) 2019P Multiple Value Fee Related Earnings Fee related earnings, less equity based compensation $ 1 89.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.4 16.0x $ 1,174.9 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.4) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 138.1 7.0x $ 966.8 Sub-Total $ 2 11.5 $ 2,141.7 (1) Add: NAV of Balance Sheet (as of 12/31/18) 974.1 Add: Deferred Tax Assets (as of 12/31/18) 2 29.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,156.6 Class A Units (mm) 71.5 Value Per Class A Unit $ 44.16 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.17 $ 41.20 $ 42.23 $ 43.25 $ 44.28 6.5x $ 41.14 $ 42.17 $ 43.19 $ 44.22 $ 45.25 7.0x $ 42.10 $ 43.13 $ 44.16 $ 45.19 $ 46.21 7.5x $ 43.07 $ 44.10 $ 45.12 $ 46.15 $ 47.18 8.0x $ 44.04 $ 45.06 $ 46.09 $ 47.12 $ 48.15 Source: OSLO management, OSLO March 2019 5-Year Plan Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments of $1,771M (less $43M DUBLIN carrying value per OSLO management guidance), plus tax-affected accrued net carry of $812M (less taxes of 7% per OSLO management, less 25% risk discount), less debt obligations of $750M, less preferred of $415M, plus cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 15 Incentive Income MultipleOSLO Sum of the Parts Analysis Economic Net Income Basis ($Millions, except per unit data) 2019P Multiple Value Fee Related Earnings Fee related earnings, less equity based compensation $ 1 89.7 Less: Portion attributable to OCGH non- controlling interest (103.2) Less: Non-Operating Group income / (expense) (1.0) Less: Income taxes - Class A (12.0) Fee related earnings, net - Class A $ 73.4 16.0x $ 1,174.9 Incentives Created, Net Incentives created, net $ 3 25.9 Less: Portion attributable to OCGH non- controlling interest (177.4) Less: Income taxes - Class A (10.4) Incentives created, net - Class A $ 138.1 7.0x $ 966.8 Sub-Total $ 2 11.5 $ 2,141.7 (1) Add: NAV of Balance Sheet (as of 12/31/18) 974.1 Add: Deferred Tax Assets (as of 12/31/18) 2 29.1 Less: Due to Affiliates (TRA) (as of 12/31/18) (188.4) Total Value $ 3,156.6 Class A Units (mm) 71.5 Value Per Class A Unit $ 44.16 Value Per Class A Unit Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 40.17 $ 41.20 $ 42.23 $ 43.25 $ 44.28 6.5x $ 41.14 $ 42.17 $ 43.19 $ 44.22 $ 45.25 7.0x $ 42.10 $ 43.13 $ 44.16 $ 45.19 $ 46.21 7.5x $ 43.07 $ 44.10 $ 45.12 $ 46.15 $ 47.18 8.0x $ 44.04 $ 45.06 $ 46.09 $ 47.12 $ 48.15 Source: OSLO management, OSLO March 2019 5-Year Plan Note: Multiple ranges based on methodologies utilized in published analyst research reports and Sandler O'Neill's professional judgement (1) NAV of Balance Sheet is equal to Class A Unitholders’ proportionate share of principal investments of $1,771M (less $43M DUBLIN carrying value per OSLO management guidance), plus tax-affected accrued net carry of $812M (less taxes of 7% per OSLO management, less 25% risk discount), less debt obligations of $750M, less preferred of $415M, plus cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 15 Incentive Income Multiple

OSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions, except per unit data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 1 14.7 198.9 2 15.3 3 17.9 G.P. income distributions 98.6 1 06.9 112.8 1 49.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.3) (299.7) (349.9) (428.0) (541.1) Cash replacement for equity based compensation (50.6) (40.1) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.6 $ 192.6 $ 232.4 $ 285.4 $ 363.0 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.4 $ 188.7 $ 227.7 $ 284.1 $ 361.4 Terminal Value $ - $ - $ - $ - $ - $ 4,356.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2,516 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,446 10.0% $ 44.12 $ 47.27 $ 50.43 $ 53.58 $ 56.73 Class A Units (mm) 71.5 11.0% $ 42.36 $ 45.37 $ 48.38 $ 51.40 $ 54.41 Enterprise Value Per Unit $ 48.21 12.0% $ 40.68 $ 43.56 $ 46.44 $ 49.33 $ 52.21 (3) Net Debt (as of 12/31/18) (1.00) 13.0% $ 39.09 $ 41.85 $ 44.60 $ 47.36 $ 50.12 Value per Class A Unit $ 47.21 14.0% $ 37.58 $ 40.22 $ 42.85 $ 45.49 $ 48.13 Source: OSLO management, OSLO March 2019 5-Year Plan (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations of $750M, plus preferred of $415M, less cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 16 Discount RateOSLO Discounted Cash Flow Analysis Distributable Earnings Basis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 11.6% Plus: Size Premium 0.9% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 11.6% ($Millions, except per unit data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings and other $ - $ 238.2 $ 329.0 $ 331.0 $ 421.8 $ 530.7 Incentive income, net 3 41.7 1 14.7 198.9 2 15.3 3 17.9 G.P. income distributions 98.6 1 06.9 112.8 1 49.1 1 45.4 Distributable earnings $ - $ 678.5 $ 550.5 $ 642.7 $ 786.2 $ 994.1 Distributable earnings attributable to OCGH non-controlling interest (369.3) (299.7) (349.9) (428.0) (541.1) Cash replacement for equity based compensation (50.6) (40.1) (42.6) (45.1) (47.8) Interest expense / (income) (0.8) (0.5) (1.4) (2.0) (2.8) Non-Operating Group income / (expense) (1.0) (1.0) (1.0) (1.0) (1.0) (2) Distributable earnings - Class A income taxes 10.2 (0.9) 0.9 (8.8) (23.7) Tax receivable agreement payments (15.3) (15.8) (16.4) (16.0) (14.6) Pro-forma distributable earnings - Class A $ 251.6 $ 192.6 $ 232.4 $ 285.4 $ 363.0 Add: Depreciation and amortization 4.6 4.7 4.8 4.8 5.1 Less: Changes in net working capital (0.8) (2.3) (2.9) 0.8 0.5 Less: Capital expenditures (6.0) (6.3) (6.6) (6.9) (7.3) Unlevered free cash flow - Class A $ - $ 249.4 $ 188.7 $ 227.7 $ 284.1 $ 361.4 Terminal Value $ - $ - $ - $ - $ - $ 4,356.4 Equity Value Value Per Class A Unit Sensitivity PV of Unlevered Free Cash Flows $ 931 Terminal Multiple PV of Terminal Value 2,516 10.0x 11.0x 12.0x 13.0x 14.0x Enterprise Value $ 3,446 10.0% $ 44.12 $ 47.27 $ 50.43 $ 53.58 $ 56.73 Class A Units (mm) 71.5 11.0% $ 42.36 $ 45.37 $ 48.38 $ 51.40 $ 54.41 Enterprise Value Per Unit $ 48.21 12.0% $ 40.68 $ 43.56 $ 46.44 $ 49.33 $ 52.21 (3) Net Debt (as of 12/31/18) (1.00) 13.0% $ 39.09 $ 41.85 $ 44.60 $ 47.36 $ 50.12 Value per Class A Unit $ 47.21 14.0% $ 37.58 $ 40.22 $ 42.85 $ 45.49 $ 48.13 Source: OSLO management, OSLO March 2019 5-Year Plan (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) In years where there are negative taxes, the amounts would not be a source of cash, but would instead create a tax shield for the subsequent year (3) Net Debt is equal to Class A unitholders’ proportionate share of debt obligations of $750M, plus preferred of $415M, less cash & cash equivalents of $461M and U.S. Treasury and other securities of $547M 16 Discount Rate

OSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value price per Class A unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates (1) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.11 $ 45.27 $ 50.43 $ 55.58 $ 60.74 11.0% $ 38.48 $ 43.43 $ 48.38 $ 53.34 $ 58.29 12.0% $ 36.93 $ 41.69 $ 46.44 $ 51.20 $ 55.96 13.0% $ 35.45 $ 40.03 $ 44.60 $ 49.18 $ 53.75 14.0% $ 34.06 $ 38.46 $ 42.85 $ 47.25 $ 51.65 (2) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 32.84 $ 37.09 $ 41.34 $ 45.59 $ 49.84 11.0x $ 35.19 $ 39.73 $ 44.28 $ 48.82 $ 53.36 12.0x $ 37.54 $ 42.37 $ 47.21 $ 52.04 $ 56.88 13.0x $ 39.88 $ 45.01 $ 50.14 $ 55.27 $ 60.40 14.0x $ 42.23 $ 47.65 $ 53.07 $ 58.50 $ 63.92 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 17 Terminal Discount Multiple RateOSLO Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value price per Class A unit based on (a) various levels of annual achievement of forecasted Distributable Earnings attributable to the Class A units, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted Distributable Earnings attributable to the Class A units, and (c) a range of discount rates (1) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0% $ 40.11 $ 45.27 $ 50.43 $ 55.58 $ 60.74 11.0% $ 38.48 $ 43.43 $ 48.38 $ 53.34 $ 58.29 12.0% $ 36.93 $ 41.69 $ 46.44 $ 51.20 $ 55.96 13.0% $ 35.45 $ 40.03 $ 44.60 $ 49.18 $ 53.75 14.0% $ 34.06 $ 38.46 $ 42.85 $ 47.25 $ 51.65 (2) NPV Per Class A Unit Sensitivity Annual Achievement of Pro-Forma Distributable Earnings - Class A 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 32.84 $ 37.09 $ 41.34 $ 45.59 $ 49.84 11.0x $ 35.19 $ 39.73 $ 44.28 $ 48.82 $ 53.36 12.0x $ 37.54 $ 42.37 $ 47.21 $ 52.04 $ 56.88 13.0x $ 39.88 $ 45.01 $ 50.14 $ 55.27 $ 60.40 14.0x $ 42.23 $ 47.65 $ 53.07 $ 58.50 $ 63.92 Source: OSLO March 2019 5-Year Plan, as provided by OSLO management; public filings (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 11.6% 17 Terminal Discount Multiple Rate

Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3 ,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 1 4,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 22,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% (1) 12.9x 5.5x 6.6% Implied Multiples of OSLO Source: Public filings, company materials, company press releases Note: Includes transactions announced since 1/1/13 involving asset managers with greater than $10B in AUM, material U.S. operations, and publicly disclosed deal values and financial information which Sandler O’Neill considered, in its professional judgment and experience, relevant to the merger (1) Reflects implied transaction price of $49.00 per unit; reflects LTM (2018 fiscal year) EBITDA of $608M which is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M; LTM (2018 fiscal year) revenues reflect distributable earnings revenues of $1,436M 18Precedent Asset Manager Transactions Analysis ($Millions) Deal Enterprise Enterprise Value / Announce Value Acquired AUM Value LTM EBITDA LTM Revenue AUM Acquirer / Target Date ($M) (%) ($M) ($M) (x) (x) (%) Softbank Group Corporation / Fortress Investment Group 2/14/2017 $ 3,266 100% $ 69,627 $ 3 ,375 8.7x 3.4x 4.8% Virtus Investment Partners / RidgeWorth Holdings 12/16/2016 472 100% 4 0,234 472 9.9x 3.3x 1.2% Amundi / Pioneer Investments 12/12/2016 3,743 100% 234,390 3,743 11.4x n/a 1.6% Henderson Group / Janus Capital 10/3/2016 2,558 100% 194,700 2,558 10.9x 3.4x 1.3% F.A.B Partners / CIFC 8/19/2016 333 100% 1 4,000 333 7.5x 3.4x 2.4% Man Group / Numeric Holdings 6/19/2014 219 82% 14,700 268 5.7x 3.0x 1.8% TIAA-CREF / Nuveen Investments 4/14/2014 6,250 100% 220,504 6,250 12.7x 5.8x 2.8% Crestview Partners / Victory Capital Management 2/21/2013 246 100% 22,097 246 10.3x 2.2x 1.1% High 12.7x 5.8x 4.8% Low 5.7x 2.2x 1.1% Mean 9.6x 3.5x 2.1% Median 10.1x 3.4x 1.7% (1) 12.9x 5.5x 6.6% Implied Multiples of OSLO Source: Public filings, company materials, company press releases Note: Includes transactions announced since 1/1/13 involving asset managers with greater than $10B in AUM, material U.S. operations, and publicly disclosed deal values and financial information which Sandler O’Neill considered, in its professional judgment and experience, relevant to the merger (1) Reflects implied transaction price of $49.00 per unit; reflects LTM (2018 fiscal year) EBITDA of $608M which is calculated as distributable earnings revenues of $1,436M, less compensation and benefits of $400M, less incentive income compensation of $238M, less equity-based compensation of $57M, less general & administrative expenses of $154M, plus interest income of $15M, and plus other income / (expense) of $6M; LTM (2018 fiscal year) revenues reflect distributable earnings revenues of $1,436M 18

Premiums Paid Analysis • 190 transactions involving public targets on a global basis • Transaction equity values between $2.0 billion and $5.0 billion • Transactions closed since January 1, 2016 • All industries Premium to Target Spot Price 50.0% 38.7% 40.0% 30.7% 30.5% 30.0% 24.6% 19.8% 18.3% 20.0% 16.9% 13.5% 11.8% 11.2% 11.0% 9.2% 10.0% 0.0% 1 Day Prior 1 Week Prior 1 Month Prior (1) 25th Percentile Median 75th Percentile OSLO Premium Source: S&P Global Market Intelligence Notes: Market data as of 3/12/19; excludes transactions with 1 Day Prior premiums less than 0.0% (1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO’s dividend-adjusted closing prices on 3/12/19, 3/5/19, and 2/12/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.83, $44.13, and $41.90, respectively 19Premiums Paid Analysis • 190 transactions involving public targets on a global basis • Transaction equity values between $2.0 billion and $5.0 billion • Transactions closed since January 1, 2016 • All industries Premium to Target Spot Price 50.0% 38.7% 40.0% 30.7% 30.5% 30.0% 24.6% 19.8% 18.3% 20.0% 16.9% 13.5% 11.8% 11.2% 11.0% 9.2% 10.0% 0.0% 1 Day Prior 1 Week Prior 1 Month Prior (1) 25th Percentile Median 75th Percentile OSLO Premium Source: S&P Global Market Intelligence Notes: Market data as of 3/12/19; excludes transactions with 1 Day Prior premiums less than 0.0% (1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO’s dividend-adjusted closing prices on 3/12/19, 3/5/19, and 2/12/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.83, $44.13, and $41.90, respectively 19

Premiums Paid Analysis (cont’d) Acquisitions of Minority Stakes • 31 transactions involving public targets based in the United States and Canada • Transactions involving the sale of less than 50% the target's equity • Transaction equity values greater than $100 million • Transactions closed since January 1, 2016 • All industries Premium to Target Spot Price 50.0% 40.0% 31.5% 30.0% 25.0% 23.4% 20.0% 16.9% 13.8% 11.0% 11.8% 9.5% 10.0% 5.8% 3.6% 3.3% 1.9% 0.0% 1 Day Prior 1 Week Prior 1 Month Prior (1) 25th Percentile Median 75th Percentile OSLO Premium Source: S&P Global Market Intelligence Notes: Market data as of 3/12/19; excludes transactions with 1 Day Prior premiums less than 0.0% (1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO’s dividend-adjusted closing prices on 3/12/19, 3/5/19, and 2/12/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.83, $44.13, and $41.90, respectively 20Premiums Paid Analysis (cont’d) Acquisitions of Minority Stakes • 31 transactions involving public targets based in the United States and Canada • Transactions involving the sale of less than 50% the target's equity • Transaction equity values greater than $100 million • Transactions closed since January 1, 2016 • All industries Premium to Target Spot Price 50.0% 40.0% 31.5% 30.0% 25.0% 23.4% 20.0% 16.9% 13.8% 11.0% 11.8% 9.5% 10.0% 5.8% 3.6% 3.3% 1.9% 0.0% 1 Day Prior 1 Week Prior 1 Month Prior (1) 25th Percentile Median 75th Percentile OSLO Premium Source: S&P Global Market Intelligence Notes: Market data as of 3/12/19; excludes transactions with 1 Day Prior premiums less than 0.0% (1) Reflects premiums based on implied transaction price of $49.00 per unit to OSLO’s dividend-adjusted closing prices on 3/12/19, 3/5/19, and 2/12/19 for 1 Day Prior, 1 Week Prior, and 1 Month Prior of $43.83, $44.13, and $41.90, respectively 20

III. BERLIN Overview and Financial AnalysesIII. BERLIN Overview and Financial Analyses

BERLIN Summary Historical Financial Profile (US $Millions, except per share data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 203,840 $ 227,803 $ 239,825 $ 283,141 $ 355,000 Income Statement (IFRS) Revenues $ 18,364 $ 19,913 $ 24,411 $ 40,786 $ 56,771 Direct costs (13,118) (14,433) (17,718) (32,388) (45,519) Other income and gains 190 145 482 1,180 1,166 Equity accounted income 1,594 1,695 1,293 1,213 1,088 Expenses: Interest (2,579) (2,820) (3,233) (3,608) (4,854) Corporate costs (123) (106) (92) (95) (104) Fair value changes 3,674 2,166 (130) 421 1,794 Depreciation and amortization (1,470) (1,695) (2,020) (2,345) (3,102) Income taxes (1,323) (196) 345 (613) 248 Net income $ 5,209 $ 4 ,669 $ 3 ,338 $ 4 ,551 $ 7 ,488 Non-controlling interests (2,099) (2,328) (1,687) (3,089) (3,904) Net income attributable to BERLIN shareholders $ 3,110 $ 2 ,341 $ 1,651 $ 1 ,462 $ 3 ,584 Summary Funds from Operations Metrics (Non-IFRS) Asset Management $ 387 $ 528 $ 866 $ 970 $ 1 ,317 Invested Capital 1,773 2,031 2,371 2,840 3,084 Total Funds from Operations (FFO) $ 2,160 $ 2 ,559 $ 3 ,237 $ 3 ,810 $ 4 ,401 FFO Per Share $ 2.11 $ 2.49 $ 3.18 $ 3.74 $ 4.35 (1) Core FFO Per Share $ 1.55 $ 1.67 $ 2.27 $ 2.45 $ 2.85 Source: BERLIN filings, BERLIN company materials (1) Core FFO excludes realized disposition gains 22BERLIN Summary Historical Financial Profile (US $Millions, except per share data) Fiscal Year Ended December 31, 2014 2015 2016 2017 2018 End of Period Assets Under Management $ 203,840 $ 227,803 $ 239,825 $ 283,141 $ 355,000 Income Statement (IFRS) Revenues $ 18,364 $ 19,913 $ 24,411 $ 40,786 $ 56,771 Direct costs (13,118) (14,433) (17,718) (32,388) (45,519) Other income and gains 190 145 482 1,180 1,166 Equity accounted income 1,594 1,695 1,293 1,213 1,088 Expenses: Interest (2,579) (2,820) (3,233) (3,608) (4,854) Corporate costs (123) (106) (92) (95) (104) Fair value changes 3,674 2,166 (130) 421 1,794 Depreciation and amortization (1,470) (1,695) (2,020) (2,345) (3,102) Income taxes (1,323) (196) 345 (613) 248 Net income $ 5,209 $ 4 ,669 $ 3 ,338 $ 4 ,551 $ 7 ,488 Non-controlling interests (2,099) (2,328) (1,687) (3,089) (3,904) Net income attributable to BERLIN shareholders $ 3,110 $ 2 ,341 $ 1,651 $ 1 ,462 $ 3 ,584 Summary Funds from Operations Metrics (Non-IFRS) Asset Management $ 387 $ 528 $ 866 $ 970 $ 1 ,317 Invested Capital 1,773 2,031 2,371 2,840 3,084 Total Funds from Operations (FFO) $ 2,160 $ 2 ,559 $ 3 ,237 $ 3 ,810 $ 4 ,401 FFO Per Share $ 2.11 $ 2.49 $ 3.18 $ 3.74 $ 4.35 (1) Core FFO Per Share $ 1.55 $ 1.67 $ 2.27 $ 2.45 $ 2.85 Source: BERLIN filings, BERLIN company materials (1) Core FFO excludes realized disposition gains 22

BERLIN Summary Balance Sheet (US $Millions) (1) (2) Consolidated Proportionate Basis 12/31/2017 12/31/2018 12/31/2017 12/31/2018 Assets Investment properties $ 56,870 $ 84,309 n/a n/a Property, plant and equipment 53,005 6 7,294 n/a n/a Equity accounted investments 3 1,994 3 3,647 n/a n/a Cash and cash equivalents 5,139 8,390 n/a n/a Accounts receivable and other 11,973 1 6,931 n/a n/a Intangible assets 14,242 1 8,762 n/a n/a Other assets 19,497 26,948 n/a n/a Total assets $ 192,720 $ 256,281 $ 88,259 $ 94,029 Liabilities Corporate borrowings $ 5 ,659 $ 6 ,409 $ 5 ,659 $ 6 ,409 Non-recourse borrowings: Property-specific borrowings $ 63,721 $ 103,290 $ 30,210 $ 36,010 Subsidiary borrowings 9,009 8,519 5,711 5,153 Borrowings $ 78,389 $ 118,218 $ 41,580 $ 47,572 Accounts payable and other 17,965 23,989 1 0,880 10,297 Deferred income tax liabilities 11,409 12,236 5,204 4,425 Subsidiary equity obligations 3,661 3,876 1,648 1,658 Liabilities associated with assets classified as held for sale 1,424 812 703 262 Equity Non-controlling interests 5 1,628 6 7,335 - - Preferred equity 4,192 4,168 4,192 4,168 Common equity 2 4,052 25,647 2 4,052 2 5,647 Total capitalization $ 192,720 $ 256,281 $ 88,259 $ 94,029 Source: BERLIN filings, BERLIN company materials (1) “Consolidated” reflects the full consolidation of BERLIN’s wholly owned and partially owned entities in accordance with IFRS; however, it excludes amounts within equity accounted investments (2) “Proportionate Basis” reflects BERLIN’s proportionate interest in the underlying entities and depicts the extent to which underlying assets are leveraged 23BERLIN Summary Balance Sheet (US $Millions) (1) (2) Consolidated Proportionate Basis 12/31/2017 12/31/2018 12/31/2017 12/31/2018 Assets Investment properties $ 56,870 $ 84,309 n/a n/a Property, plant and equipment 53,005 6 7,294 n/a n/a Equity accounted investments 3 1,994 3 3,647 n/a n/a Cash and cash equivalents 5,139 8,390 n/a n/a Accounts receivable and other 11,973 1 6,931 n/a n/a Intangible assets 14,242 1 8,762 n/a n/a Other assets 19,497 26,948 n/a n/a Total assets $ 192,720 $ 256,281 $ 88,259 $ 94,029 Liabilities Corporate borrowings $ 5 ,659 $ 6 ,409 $ 5 ,659 $ 6 ,409 Non-recourse borrowings: Property-specific borrowings $ 63,721 $ 103,290 $ 30,210 $ 36,010 Subsidiary borrowings 9,009 8,519 5,711 5,153 Borrowings $ 78,389 $ 118,218 $ 41,580 $ 47,572 Accounts payable and other 17,965 23,989 1 0,880 10,297 Deferred income tax liabilities 11,409 12,236 5,204 4,425 Subsidiary equity obligations 3,661 3,876 1,648 1,658 Liabilities associated with assets classified as held for sale 1,424 812 703 262 Equity Non-controlling interests 5 1,628 6 7,335 - - Preferred equity 4,192 4,168 4,192 4,168 Common equity 2 4,052 25,647 2 4,052 2 5,647 Total capitalization $ 192,720 $ 256,281 $ 88,259 $ 94,029 Source: BERLIN filings, BERLIN company materials (1) “Consolidated” reflects the full consolidation of BERLIN’s wholly owned and partially owned entities in accordance with IFRS; however, it excludes amounts within equity accounted investments (2) “Proportionate Basis” reflects BERLIN’s proportionate interest in the underlying entities and depicts the extent to which underlying assets are leveraged 23

BERLIN Stock Price Performance Three-Year Adjusted Stock Price (1) $60.00 20,000 Statistics BERLIN Volume BERLIN Price Average Price: $ 37.69 18,000 Volume Weighted Average Price: $ 37.59 $55.00 Avg. Daily Trading Volume ($): $ 73,547,146 $45.99 16,000 Avg. Daily Trading Volume (Shares): 1,956,631 48.3% $50.00 14,000 12,000 $45.00 10,000 $40.00 8,000 6,000 $35.00 4,000 $30.00 2,000 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Three-Year Adjusted Stock Price Performance 140.0% BERLIN Canadian Asset Managers European Alternative Asset Managers 120.0% Dow Jones U.S. Financial Services Index S&P 500 U.S. Alternative Asset Managers 100.0% 83.7% 80.0% 65.5% 60.0% 59.6% 48.3% 40.0% 46.4% 20.0% 15.0% 0.0% (20.0%) Source: FactSet Notes: Market data as of 3/12/19; Canadian Asset Managers includes AGF, CI Financial, Fiera, Gluskin Sheff, Guardian Capital, IGM Financial, and Sprott. U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff. European Alternative Asset Managers includes 3i, Ashmore, Intermediate Capital, Man Group, and Partners Group; stock price returns are dividend-adjusted (1) Reflects BERLIN closing prices on the NYSE and volume on NYSE and the TSX 24 Adjusted Unit Price Volume (Thousands)BERLIN Stock Price Performance Three-Year Adjusted Stock Price (1) $60.00 20,000 Statistics BERLIN Volume BERLIN Price Average Price: $ 37.69 18,000 Volume Weighted Average Price: $ 37.59 $55.00 Avg. Daily Trading Volume ($): $ 73,547,146 $45.99 16,000 Avg. Daily Trading Volume (Shares): 1,956,631 48.3% $50.00 14,000 12,000 $45.00 10,000 $40.00 8,000 6,000 $35.00 4,000 $30.00 2,000 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Three-Year Adjusted Stock Price Performance 140.0% BERLIN Canadian Asset Managers European Alternative Asset Managers 120.0% Dow Jones U.S. Financial Services Index S&P 500 U.S. Alternative Asset Managers 100.0% 83.7% 80.0% 65.5% 60.0% 59.6% 48.3% 40.0% 46.4% 20.0% 15.0% 0.0% (20.0%) Source: FactSet Notes: Market data as of 3/12/19; Canadian Asset Managers includes AGF, CI Financial, Fiera, Gluskin Sheff, Guardian Capital, IGM Financial, and Sprott. U.S. Alternative Asset Managers includes Apollo, Ares, Blackstone, Carlyle, Hamilton Lane, KKR, Oaktree, Och-Ziff. European Alternative Asset Managers includes 3i, Ashmore, Intermediate Capital, Man Group, and Partners Group; stock price returns are dividend-adjusted (1) Reflects BERLIN closing prices on the NYSE and volume on NYSE and the TSX 24 Adjusted Unit Price Volume (Thousands)

BERLIN Research Analyst Summary Summary of Price Targets and Ratings ($Millions, except per share data) As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 5 0.50 Credit Suisse 2/14/19 Buy 50.00 Keefe, Bruyette & Woods 2/15/19 Buy 5 2.00 RBC Capital Markets 2/14/19 Buy 48.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 6 2.00 High $ 62.00 Low $ 48.00 Mean $ 52.94 Median $ 53.00 100% $56.00 13% 13% 14% 14% 14% 14% 14% $54.00 80% $52.00 60% $50.00 100% 100% 100% 100% 100% 88% 88% 86% 86% 86% 86% 86% 40% $48.00 20% $46.00 0% $44.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 25BERLIN Research Analyst Summary Summary of Price Targets and Ratings ($Millions, except per share data) As of Current Date Rating Price Target BMO Capital Markets 2/14/19 Buy $ 53.00 CIBC World Markets 2/14/19 Buy 5 4.00 Canaccord Genuity 2/14/19 Buy 53.50 Citigroup 2/15/19 Buy 5 0.50 Credit Suisse 2/14/19 Buy 50.00 Keefe, Bruyette & Woods 2/15/19 Buy 5 2.00 RBC Capital Markets 2/14/19 Buy 48.00 Scotia Capital 2/14/19 Buy 5 3.50 TD Securities 2/14/19 Buy 6 2.00 High $ 62.00 Low $ 48.00 Mean $ 52.94 Median $ 53.00 100% $56.00 13% 13% 14% 14% 14% 14% 14% $54.00 80% $52.00 60% $50.00 100% 100% 100% 100% 100% 88% 88% 86% 86% 86% 86% 86% 40% $48.00 20% $46.00 0% $44.00 Apr-18 May-18 Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Buy Rating Hold Rating Median Target Price ($USD) Source: Analyst research reports, FactSet 25

BERLIN Comparable Companies Analysis ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers Apollo Global Management, LLC APO $ 2 8.34 $ 1 1,495 78% 16% (9%) 9.8x 9.3x Ares Management Corporation ARES 23.71 5 ,318 97% 35% 13% 15.2x 12.5x Blackstone Group L.P. BX 33.63 4 0,195 83% 14% 5% 12.5x 10.2x Carlyle Group L.P. CG 1 7.98 6 ,112 71% 15% (17%) 9.0x 6.8x Hamilton Lane Inc. HLNE 44.50 2 ,231 82% 23% 19% 21.5x 20.6x KKR & Co. Inc. KKR 2 3.19 1 9,289 81% 19% 6% 13.0x 12.0x Oaktree Capital Group, LLC OAK 43.83 6 ,876 98% 11% 16% 12.9x 11.5x Och-Ziff Capital Management Group OZM 15.82 778 56% 55% (41%) 5.2x 4.1x High $ 4 1,458 98% 55% 19% 21.5x 20.6x Low $ 778 11% (41%) (41%) 4.1x 4.1x Mean $ 1 1,537 81% 24% (1%) 12.4x 10.9x Median $ 6,954 55% 14% 5% 11.7x 10.9x Canadian Asset Managers AGF Management Ltd. AGF $ 3 .86 $ 305 68% 6% (19%) 10.3x n/a CI Financial Corp. CIX 13.56 3 ,296 61% 6% (33%) 7.9x 7.4x Fiera Capital Corporation FSZ 9.02 887 89% 5% 7% 10.6x 9.1x Gluskin Sheff + Associates Inc. GS 8.14 254 59% 5% (15%) 10.4x 7.7x Guardian Capital Group Ltd. GCG 17.88 450 90% 9% (2%) 20.8x 19.3x IGM Financial Inc. IGM 2 5.33 6,102 81% 9% (10%) 10.9x 10.0x Sprott Inc. SII 2.27 576 79% 23% 6% 27.7x 25.4x High $ 6,102 90% 23% 7% 27.7x 25.4x Low $ 254 59% 5% (33%) 7.9x 7.4x Mean $ 1,696 75% 9% (10%) 14.1x 13.1x Median $ 576 79% 6% (10%) 10.6x 9.5x European Alternative Asset Managers 3i Group plc III $ 12.56 $ 1 2,222 90% 22% 11% 7.5x 7.2x Ashmore Group plc ASHM 5 .27 3 ,754 85% 12% 8% 16.2x 14.4x Intermediate Capital Group plc ICP 13.53 3 ,928 82% 9% 3% 12.6x 12.8x Man Group Plc EMG 1.78 2 ,742 65% (1%) (17%) 11.2x 9.0x Partners Group AG PGHN 7 07.91 18,901 87% 20% 7% 23.2x 21.3x High $ 18,901 90% 22% 11% 23.2x 21.3x Low $ 2,742 65% (1%) (17%) 7.5x 7.2x Mean $ 8,309 82% 12% 3% 14.1x 12.9x Median $ 3,928 85% 12% 7% 12.6x 12.8x BERLIN - Reported FFO $ 4 5.99 $ 45,713 100% 22% 18% 11.1x 9.4x BERLIN - Core FFO $ 45.99 $ 4 5,713 100% 22% 18% 15.4x 14.4x Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/12/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns; all figures converted from local currency to USD using applicable FX rate; Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. 26BERLIN Comparable Companies Analysis ($Millions, except per share data) Fully % of Closing Diluted 52 Week % Return Price / EPS Company Name Ticker Price Market Cap High YTD 1-Year 2019E 2020E U.S. Alternative Asset Managers Apollo Global Management, LLC APO $ 2 8.34 $ 1 1,495 78% 16% (9%) 9.8x 9.3x Ares Management Corporation ARES 23.71 5 ,318 97% 35% 13% 15.2x 12.5x Blackstone Group L.P. BX 33.63 4 0,195 83% 14% 5% 12.5x 10.2x Carlyle Group L.P. CG 1 7.98 6 ,112 71% 15% (17%) 9.0x 6.8x Hamilton Lane Inc. HLNE 44.50 2 ,231 82% 23% 19% 21.5x 20.6x KKR & Co. Inc. KKR 2 3.19 1 9,289 81% 19% 6% 13.0x 12.0x Oaktree Capital Group, LLC OAK 43.83 6 ,876 98% 11% 16% 12.9x 11.5x Och-Ziff Capital Management Group OZM 15.82 778 56% 55% (41%) 5.2x 4.1x High $ 4 1,458 98% 55% 19% 21.5x 20.6x Low $ 778 11% (41%) (41%) 4.1x 4.1x Mean $ 1 1,537 81% 24% (1%) 12.4x 10.9x Median $ 6,954 55% 14% 5% 11.7x 10.9x Canadian Asset Managers AGF Management Ltd. AGF $ 3 .86 $ 305 68% 6% (19%) 10.3x n/a CI Financial Corp. CIX 13.56 3 ,296 61% 6% (33%) 7.9x 7.4x Fiera Capital Corporation FSZ 9.02 887 89% 5% 7% 10.6x 9.1x Gluskin Sheff + Associates Inc. GS 8.14 254 59% 5% (15%) 10.4x 7.7x Guardian Capital Group Ltd. GCG 17.88 450 90% 9% (2%) 20.8x 19.3x IGM Financial Inc. IGM 2 5.33 6,102 81% 9% (10%) 10.9x 10.0x Sprott Inc. SII 2.27 576 79% 23% 6% 27.7x 25.4x High $ 6,102 90% 23% 7% 27.7x 25.4x Low $ 254 59% 5% (33%) 7.9x 7.4x Mean $ 1,696 75% 9% (10%) 14.1x 13.1x Median $ 576 79% 6% (10%) 10.6x 9.5x European Alternative Asset Managers 3i Group plc III $ 12.56 $ 1 2,222 90% 22% 11% 7.5x 7.2x Ashmore Group plc ASHM 5 .27 3 ,754 85% 12% 8% 16.2x 14.4x Intermediate Capital Group plc ICP 13.53 3 ,928 82% 9% 3% 12.6x 12.8x Man Group Plc EMG 1.78 2 ,742 65% (1%) (17%) 11.2x 9.0x Partners Group AG PGHN 7 07.91 18,901 87% 20% 7% 23.2x 21.3x High $ 18,901 90% 22% 11% 23.2x 21.3x Low $ 2,742 65% (1%) (17%) 7.5x 7.2x Mean $ 8,309 82% 12% 3% 14.1x 12.9x Median $ 3,928 85% 12% 7% 12.6x 12.8x BERLIN - Reported FFO $ 4 5.99 $ 45,713 100% 22% 18% 11.1x 9.4x BERLIN - Core FFO $ 45.99 $ 4 5,713 100% 22% 18% 15.4x 14.4x Source: FactSet, public filings, S&P Global Market Intelligence Notes: Market data as of 3/12/19; Fully Diluted Market Cap is calculated as closing stock price times fully diluted shares (total common shares outstanding, plus any assumed exchangeable units or other ownership converted to common stock, plus the amount of any other in-the-money instruments which are convertible to common stock, such as stock options/awards, restricted stock and non-voting participating preferred stock); Performance is based on dividend-adjusted returns; all figures converted from local currency to USD using applicable FX rate; Reported Funds from Operations per Share and Core Funds from Operations per Share are used for BERLIN in lieu of earnings per share; Core Funds from Operations excludes realized disposition gains. 26

BERLIN Sum of the Parts Analysis ($Millions, except per share data) 2019P Multiple Value Fee related earnings $ 1 ,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4,760.0 Sub-Total $ 1 ,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 34,633.5 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 51,244.3 Common shares outstanding (mm) (as of 3/7/19) 994 Value Per Share $ 5 1.55 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 48.34 $ 49.60 $ 50.87 $ 52.14 $ 53.40 6.5x $ 48.68 $ 49.95 $ 51.21 $ 52.48 $ 53.75 7.0x $ 49.02 $ 50.29 $ 51.55 $ 52.82 $ 54.09 7.5x $ 49.36 $ 50.63 $ 51.90 $ 53.16 $ 54.43 8.0x $ 49.70 $ 50.97 $ 52.24 $ 53.51 $ 54.77 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $24.0B based on unit prices as of 3/12/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B; plus accumulated carried interest as of 12/31/18 of $1.7B (less 25% risk discount) (2) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 27 Generated Carried Interest MultipleBERLIN Sum of the Parts Analysis ($Millions, except per share data) 2019P Multiple Value Fee related earnings $ 1 ,259.5 16.0x $ 20,152.8 Generated carried interest 680.0 7.0x 4,760.0 Sub-Total $ 1 ,939.5 $ 24,912.8 (1) Add: Invested Capital and Accumulated Carried Interest, Net 34,633.5 (2) Less: Net Debt (as of 12/31/18) (8,302.0) Total Value $ 51,244.3 Common shares outstanding (mm) (as of 3/7/19) 994 Value Per Share $ 5 1.55 Value Per Share Sensitivity Fee Related Earnings (FRE) Multiple 14.0x 15.0x 16.0x 17.0x 18.0x 6.0x $ 48.34 $ 49.60 $ 50.87 $ 52.14 $ 53.40 6.5x $ 48.68 $ 49.95 $ 51.21 $ 52.48 $ 53.75 7.0x $ 49.02 $ 50.29 $ 51.55 $ 52.82 $ 54.09 7.5x $ 49.36 $ 50.63 $ 51.90 $ 53.16 $ 54.43 8.0x $ 49.70 $ 50.97 $ 52.24 $ 53.51 $ 54.77 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Note: Multiple ranges consistent with ranges utilized in OSLO Sum of the Parts analysis (1) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $24.0B based on unit prices as of 3/12/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B; plus accumulated carried interest as of 12/31/18 of $1.7B (less 25% risk discount) (2) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 27 Generated Carried Interest Multiple

BERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 10.7% Plus: Size Premium 0.0% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 10.7% ($Millions, except per share data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings $ - $ 1,260 $ 1 ,440 $ 1,650 $ 1,930 $ 2 ,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1,890 $ 2 ,320 $ 3 ,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity Terminal Multiple PV of Unlevered Free Cash Flows $ 7,583 PV of Terminal Value 2 3,014 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,597 8.0% $ 5 5.28 $ 5 7.47 $ 5 9.65 $ 6 1.84 $ 64.02 (2) Invested Capital 3 3,335 9.0% $ 5 4.06 $ 56.14 $ 58.23 $ 60.32 $ 6 2.40 Enterprise Value $ 63,931 10.0% $ 52.90 $ 54.89 $ 5 6.88 $ 5 8.87 $ 6 0.87 Shares (mm) (as of 3/7/19) 994 11.0% $ 5 1.79 $ 53.70 $ 5 5.60 $ 5 7.51 $ 59.41 Enterprise Value Per Share $ 64.32 12.0% $ 50.75 $ 5 2.57 $ 5 4.39 $ 5 6.21 $ 5 8.03 (3) Net Debt (as of 12/31/18) (8.35) (1) Value Per Share $ 55.97 NPV Per Share Sensitivity Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Notes: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $24.0B based on unit prices as of 3/12/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B (3) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 28 Discount RateBERLIN Discounted Cash Flow Analysis (1) Assumptions Discount Rate Discount Date 12/31/18 Risk Free Rate 3.5% Discount Rate 10.7% Plus: Size Premium 0.0% Terminal Multiple 12.0x Plus: Equity Risk Premium 5.5% Plus: Industry Premium 1.7% Discount Rate 10.7% ($Millions, except per share data) 12/31/18 2019P 2020P 2021P 2022P 2023P Fee related earnings $ - $ 1,260 $ 1 ,440 $ 1,650 $ 1,930 $ 2 ,160 Realized carried interest 200 290 240 390 1,030 Unlevered free cash flows $ - $ 1,460 $ 1 ,730 $ 1,890 $ 2 ,320 $ 3 ,190 Terminal Value $ - $ - $ - $ - $ - $ 38,286 Equity Value NPV Per Share Sensitivity Terminal Multiple PV of Unlevered Free Cash Flows $ 7,583 PV of Terminal Value 2 3,014 10.0x 11.0x 12.0x 13.0x 14.0x Sub-Total $ 30,597 8.0% $ 5 5.28 $ 5 7.47 $ 5 9.65 $ 6 1.84 $ 64.02 (2) Invested Capital 3 3,335 9.0% $ 5 4.06 $ 56.14 $ 58.23 $ 60.32 $ 6 2.40 Enterprise Value $ 63,931 10.0% $ 52.90 $ 54.89 $ 5 6.88 $ 5 8.87 $ 6 0.87 Shares (mm) (as of 3/7/19) 994 11.0% $ 5 1.79 $ 53.70 $ 5 5.60 $ 5 7.51 $ 59.41 Enterprise Value Per Share $ 64.32 12.0% $ 50.75 $ 5 2.57 $ 5 4.39 $ 5 6.21 $ 5 8.03 (3) Net Debt (as of 12/31/18) (8.35) (1) Value Per Share $ 55.97 NPV Per Share Sensitivity Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet Notes: Capital expenditures and depreciation & amortization largely relate to technology costs which are generally expensed as incurred and included within corporate cost expenses (fee related earnings is net of these costs), per BERLIN management; net working capital assumed to be flat over the forecast period, per BERLIN management (1) Risk Free Rate, Size Premium, Equity Risk Premium, and Industry Premium sourced from Duff & Phelps Cost of Capital Navigator (2019) (2) Reflects the market value of BERLIN’s economic interest in its four flagship listed partnerships of $24.0B based on unit prices as of 3/12/19; plus the IFRS values as of 12/31/18 of a) other listed assets of $1.9B, b) unlisted assets of $6.3B, and c) working capital of $1.1B (3) Reflects corporate borrowings of $6.4B and perpetual preferred shares of $4.2B, less corporate cash and financial assets of $2.3B 28 Discount Rate

BERLIN Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates (1) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 8.0% $ 52.76 $ 56.21 $ 59.65 $ 63.10 $ 66.55 9.0% $ 51.62 $ 54.93 $ 58.23 $ 61.53 $ 64.84 10.0% $ 50.54 $ 53.71 $ 56.88 $ 60.05 $ 63.22 11.0% $ 49.52 $ 52.56 $ 55.60 $ 58.64 $ 61.69 12.0% $ 48.55 $ 51.47 $ 54.39 $ 57.31 $ 60.23 (2) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.72 $ 49.41 $ 52.11 $ 54.80 $ 57.49 11.0x $ 48.27 $ 51.15 $ 54.04 $ 56.92 $ 59.81 12.0x $ 49.81 $ 52.89 $ 55.97 $ 59.04 $ 62.12 13.0x $ 51.35 $ 54.62 $ 57.90 $ 61.17 $ 64.44 14.0x $ 52.90 $ 56.36 $ 59.82 $ 63.29 $ 66.75 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.7% 29 Terminal Discount Multiple RateBERLIN Discounted Cash Flow Analysis Illustrative Forecast Achievement Sensitivities • The illustrative analysis below shows the implied net present value per share based on (a) various levels of annual achievement of forecasted unlevered free cash flows, ranging from 80% to 120%, (b) a range of terminal multiples applied to the forecasted unlevered free cash flows, and (c) a range of discount rates (1) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 8.0% $ 52.76 $ 56.21 $ 59.65 $ 63.10 $ 66.55 9.0% $ 51.62 $ 54.93 $ 58.23 $ 61.53 $ 64.84 10.0% $ 50.54 $ 53.71 $ 56.88 $ 60.05 $ 63.22 11.0% $ 49.52 $ 52.56 $ 55.60 $ 58.64 $ 61.69 12.0% $ 48.55 $ 51.47 $ 54.39 $ 57.31 $ 60.23 (2) NPV Per Share Sensitivity Annual Achievement of Unlevered Free Cash Flows 80.0% 90.0% 100.0% 110.0% 120.0% 10.0x $ 46.72 $ 49.41 $ 52.11 $ 54.80 $ 57.49 11.0x $ 48.27 $ 51.15 $ 54.04 $ 56.92 $ 59.81 12.0x $ 49.81 $ 52.89 $ 55.97 $ 59.04 $ 62.12 13.0x $ 51.35 $ 54.62 $ 57.90 $ 61.17 $ 64.44 14.0x $ 52.90 $ 56.36 $ 59.82 $ 63.29 $ 66.75 Source: BERLIN 5-Year Plan, as provided by BERLIN management; public filings, FactSet (1) Reflects terminal multiple of 12.0x (2) Reflects discount rate of 10.7% 29 Terminal Discount Multiple Rate

BERLIN Liquidity Overview Dollar Values in Thousands, Except per Unit/Share Amounts and Volume Deal Assumptions: Transaction Price $49.00 OSLO Vested Class A Units (mm) 69.7 Consideration Paid in Cash 50.0% Consideration Paid in Stock - Class A $1,706,497 Last 5 Days Last 5 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 1 49,798 $43.72 $6,549 261 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 1,951,469 $45.80 $89,373 19 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $95,922 18 Days to Trade Out of Position Last 30 Days Last 30 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 184,563 $42.22 $7,793 219 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 2 ,100,813 $44.17 $92,802 18 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $100,595 17 Days to Trade Out of Position Last 90 Days Last 90 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 245,750 $40.71 $10,005 171 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 2,326,564 $42.14 $98,049 17 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $108,053 16 Days to Trade Out of Position Source: FactSet Notes: Market data as of 3/12/19; unit/stock prices are dividend-adjusted; BERLIN stock volume reflects volume for both NYSE and TSX exchanges (1) Total market value for the pro forma company reflects the sum of BERLIN's Stand Alone and the Deal Value to OSLO vested Class A units; the Average Daily Market Value Traded for the pro forma company is estimated to be the sum of the current values for each stand alone company 30BERLIN Liquidity Overview Dollar Values in Thousands, Except per Unit/Share Amounts and Volume Deal Assumptions: Transaction Price $49.00 OSLO Vested Class A Units (mm) 69.7 Consideration Paid in Cash 50.0% Consideration Paid in Stock - Class A $1,706,497 Last 5 Days Last 5 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 1 49,798 $43.72 $6,549 261 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 1,951,469 $45.80 $89,373 19 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $95,922 18 Days to Trade Out of Position Last 30 Days Last 30 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 184,563 $42.22 $7,793 219 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 2 ,100,813 $44.17 $92,802 18 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $100,595 17 Days to Trade Out of Position Last 90 Days Last 90 Days Average Daily Deal Value / Current Market Average Daily Average Daily Market Value Average Daily Company Value Stock Volume Stock Price Traded Market Value OSLO - Stand Alone $3,052,888 245,750 $40.71 $10,005 171 Days to Trade Out of Position BERLIN - Stand Alone $45,713,265 2,326,564 $42.14 $98,049 17 Days to Trade Out of Position (1) BERLIN - Pro Forma $47,419,762 $108,053 16 Days to Trade Out of Position Source: FactSet Notes: Market data as of 3/12/19; unit/stock prices are dividend-adjusted; BERLIN stock volume reflects volume for both NYSE and TSX exchanges (1) Total market value for the pro forma company reflects the sum of BERLIN's Stand Alone and the Deal Value to OSLO vested Class A units; the Average Daily Market Value Traded for the pro forma company is estimated to be the sum of the current values for each stand alone company 30